UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

GROGENESIS, INC.

(Name of Registrant as Specified in Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:  _____________________

(2)

Aggregate number of securities to which transaction applies:  _____________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  _____________________

(4)

Proposed maximum aggregate value of transaction:  _____________________

(5)

Total fee paid:  _____________________

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:  _____________________

(2)

Form, Schedule or Registration Statement No.:  _____________________

(3)

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(4)

Date Filed:  _____________________

INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT FEBRUARY ____, 2017)

GROGENESIS, INC.

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

Notice of Stockholder Action by Written Consent

February 10, 2017

Dear Stockholder:

The purpose of this information statement is to inform the holders of record, as of the close of business on February 10, 2017 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of GroGenesis, Inc., a Nevada corporation (the “Company”), that holders of a majority of Common Stock have taken action by written consent as of February 10, 2017, to:

1.

To authorize and approve a certificate of amendment to our Articles of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock, par value $1.00 per share (“Articles Amendment”); and

2.

To approve and adopt the Company’s 2017 Plan, in the form attached hereto as Exhibit B (the “2017 Plan”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the approval of the Articles Amendment.

We encourage you to read the attached information statement carefully, including the exhibits, for further information regarding these actions.  The Articles Amendment will be effective upon filing of the amended Articles of Incorporation with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Articles Amendment and the adoption of the 2017 Plan will not be effected until a date at least twenty (20) days after the date that this information statement is filed with the Securities and Exchange Commission and mailed to our stockholders of record on the Record Date.

This information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

GROGENESIS, INC.
/s/ Richard Kamolvathin
Richard Kamolvathin President, Chief Executive Officer, Secretary and Treasurer

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GROGENESIS, INC.

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

Information Statement Concerning Action by Written Consent

Date and Purpose of Written Consent

On February 10, 2017, stockholders holding Fifty Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy One (50,428,571) shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of authorizing and approving the Amended Articles of Incorporation of the Company, in the form attached hereto as Exhibit A (the “Articles Amendment”) and approving and adopting the 2017 Plan, in the form attached hereto as Exhibit B (the “2017 Plan”).

Stockholders Entitled to Notice

We are first sending or giving this information statement on or about February 10, 2017 to our stockholders of record as of the close of business on February 10, 2017 (the “Record Date”).

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Amended Articles and the 2017 Plan requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On February 10, 2017, stockholders holding Fifty Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy One (50,428,571) shares of Common Stock, or approximately 52.6% of our Common Stock, delivered a written consent to us approving the Amended Articles and the 2017 Plan.  On February 3, 2017, the Board of Directors of the Company (the “Board”) approved the Articles Amendment and the 2017 Plan.  Accordingly, all necessary approvals in connection with the above corporate actions have been obtained and this information statement is furnished solely for the purpose of informing our stockholders of such approval in the manner required under the Nevada corporation law and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-2 promulgated thereunder.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us.  We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE APPROVAL OF THE AMENDED ARTICLES AND THE 2017 PLAN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE ADOPTION OF THE AMENDED ARTICLES OR APPROVAL OF THE 2017 PLAN, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE ARTICLES AND THE PLAN AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ARTICLES AND THE PLAN.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth as of the Record Date, with respect to the beneficial ownership of our common stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.  As of the Record Date, there were 95,893,178 shares of common stock outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Security Ownership of Certain Beneficial Holders

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Common Stock	Joseph Fewer 7123 Hacienda Road Aylmer Ontario, Canada, N5H 2R5	23,200,000 Direct (3)	24.2%
Common Stock	Maria Fernandes H. No. 16/B, Adsul in Benaulim Goa	11,000,000 Direct	11.5%
	Total Beneficial Holders as a Group	34,200,000 Direct	35.7%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Common Stock	Richard D. Kamolvathin	2,020,000 Direct (4)	2.1%
Common Stock	Tyler Mackay	1,080,000 (9)	1.1%
Common Stock	Grant Walsh	1,350,000 (5)	1.4%
Common Stock	William Gerald Platt	850,000 Direct (6)	.9%
Common Stock	Max Brian Yale	850,000 Direct (7)	.9%
Common Stock	David E. Colburn	850,000 Direct (8)	.9%
Common Stock	Directors & Executive Officers as a Group	7,000,000 Direct	7.2%

Notes:

(1)

The address of record is c/o GroGenesis, Inc., 101 S. Reid Street, Suite 307, Sioux Falls, SD 57103.

(2)

Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to the shares shown.  All ownership is beneficial and of record, unless indicated otherwise.  Beneficial ownership includes stock options that have vested or that will vest within 60 days of February 10, 2017.

(3)

Includes (a) 21,500,000 shares of common stock held by Mr. Fewer, and (b) 1,700,000 shares held jointly with Mr. Fewer’s wife, and over which Mr. Fewer has shared voting power.

(4)

On October 19, 2015 and November 9, 2016, Mr. Kamolvathin was granted 500,000 shares that vested on date of grant and 900,000 shares, of which 100,000 Mr. Kamolvathin disclaims all beneficial interest and control, that vested on December 1, 2016, respectively.  Also included is a grant on November 9, 2016 for 720,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(5)

On January 22, 2016, Mr. Walsh was granted 1,000,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(6)

On October 16, 2015, Dr. Platt was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Dr. Platt was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(7)

On October 28, 2015, Mr. Yale was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Mr. Yale was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(8)

On November 4, 2015, Mr. Colburn was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Mr. Colburn was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(9)

On November 9, 2016, Mr. Mackay was granted 600,000 shares of restricted common stock of the Company that vested on December 1, 2016.  Also included is a grant on November 9, 2016 for 480,000 options at an exercise price of $0.17 that vested on December 1, 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

Transfer Agent

Our transfer agent is Island Stock Transfer, Inc., and is located at 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760.  Their telephone number is (727) 289-0010.

Executive Compensation

The following table summarizes the compensation of each named executive for the fiscal years ended May 31, 2016 and 2015 awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer of the Company and (ii) each individual that served as an executive officer of the Company at the end of such fiscal years who received compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compen- sation ($)	Change in Pension Value and Non Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Richard Kamolvathin CEO & CFO [1,2,3]	2016 2015	- -	- -	85,000 -	- -	- -	- -	118,145 -	203,145 -

Joseph Fewer Former CEO & CFO [4]	2016 2015	- -	- -	- -	- -	- -	- -	25,200 42,000	25,200 42,000

Notes:

(1)

Mr. Kamolvathin was appointed Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer of the Company on September 18, 2015.

(2)

During the year ended May 31, 2016, Mr. Kamolvathin earned $118,145 as compensation for his role as our Chief Executive Officer and Chief Financial Officer.

(3)

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of Mr. Kamolvathin.

(4)

Mr. Fewer resigned from all of his officer positions in the Company on September 18, 2015.

Employment Agreements

There are currently no employment agreements between the Company and any of our executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards held by each named executive officer of our company as of May 31, 2016.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Richard Kamolvathin CEO & CFO	- -	- -	- -	- -	N/A N/A	- -	- -	- -	- -

Joseph Fewer Former CEO & CFO	- -	- -	- -	- -	N/A N/A	- -	- -	- -	- -

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Director Compensation

The following table sets forth for each director certain information concerning his compensation for the year ended May 31, 2016.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Grant Walsh, Chairman 1&6	-	55,100	-	-	-	-	55,100
Richard Kamolvathin, Director 2&6	-	-	-	-	-	-	-
William Gerald Platt, Director 3&6	-	62,020	-	-	-	-	62,020
Brian Yale, Director 4&6	-	62,020	-	-	-	-	62,020
David E. Colburn, Director 5&6	-	56,020	-	-	-	-	56,020

Notes:

(1)

Mr. Walsh was appointed as Chairman of the Board of Directors of the Company on October 6, 2015.  On January 22, 2016, Mr. Walsh was granted 1,000,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(2)

Mr. Kamolvathin was appointed Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and Director of the Company on September 18, 2015.  On October 19, 2015 and November 9, 2016, Mr. Kamolvathin was granted 500,000 shares that vested on date of grant and 900,000 shares, of which 100,000 Mr. Kamolvathin disclaims all beneficial interest and control, that vested on December 1, 2016, respectively.  Also included is a grant on November 9, 2016 for 720,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(3)

Dr. Platt was appointed to the Board of Directors on October 16, 2015.  Upon such appointment as a Director, Dr. Platt was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Dr. Platt was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(4)

Mr. Yale was appointed to the Board of Directors on October 28, 2015.  Upon such appointment as a Director, Mr. Yale was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Mr. Yale was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(5)

Mr. Colburn was appointed to the Board of Directors on November 4, 2015.  Upon such appointment as a Director, Mr. Colburn was granted 300,000 shares of restricted common stock of the Company as compensation for his first year as his role as a Director of the Company.  On January 22, 2016, Mr. Colburn was granted 200,000 shares of restricted stock of the Company as a bonus for services rendered that vested on December 31, 2016.  Also included is a grant on November 9, 2016 for 100,000 options at an exercise price of $0.17 that vested on December 1, 2016.

(6)

All directors receive reimbursement for reasonable out of pocket expenses in attending board of directors’ meetings and for promoting our business.  From time to time we may engage certain members of the board of directors to perform services on our behalf.  In such cases, we intend to compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

PROPOSAL NO. 1

AMEND THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED CAPITAL STOCK

TO INCLUDE 10,000,000 SHARES OF PREFERRED STOCK

General Information

As of February 10, 2017, pursuant to our Articles of Incorporation, as amended, we are authorized to issue up to two hundred million (200,000,000) shares of common stock, par value $0.001 (“Common Stock”). Pursuant to the Articles Amendment, we propose to increase our authorized shares of capital stock from two hundred million (200,000,000) shares to two hundred ten million (210,000,000) shares, with the ten million (10,000,000) shares being a new class of preferred stock, par value $1.00 (the “Preferred Stock”).

The holders of shares representing a majority of our outstanding voting stock have given their written consent to authorize the issuance of 10,000,000 shares of preferred stock pursuant to the Articles Amendment.  Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as the approval of the stockholders of a corporation.  Upon the effective date of this information statement, we plan to file the Certificate of Amendment to the Articles of Incorporation of the Company with the Nevada Secretary of State in order to increase our authorized shares of capital stock from two hundred million (200,000,000) shares to two hundred ten million (210,000,000) shares, with the ten million (10,000,000) shares being the new class of Preferred Stock. A copy of the form of Certificate of Amendment to effectuate the Articles Amendment is attached hereto as Exhibit A.

On February 3, 2017, our Board of Directors approved the Articles Amendment.  The Articles Amendment will vest in the Board of Directors the authority to determine by resolution the terms of one or more series of Preferred Stock, including the preferences, rights, and limitations of each series.

Exchange Transaction

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2016, on July 18, 2016, we entered into an exchange agreement (the “Exchange Agreement”) separately with two of our stockholders, whereby on the “Effective Date” each stockholder agreed to (i) surrender 10,000,000 shares of Common Stock, and (ii) assign such Common Stock to us for cancellation thereof pursuant to an assignment of interest; and whereby, in exchange, we would (i) cancel the stockholder’s Common Stock, (ii) issue each stockholder 20,000 shares of Series A Preferred Stock (the “Exchange Stock”), and (iii) enter the exchange on our books and records. “Effective Date” means the date the Exchange Agreement, including the assignment of interest, has been fully executed and delivered, shareholders have approved the establishment of the class of Preferred Stock and the Certificate of Designation establishing the Series A Preferred Stock has been filed with the Nevada Secretary of State.

The Exchange Stock shall have a (a) redemption right, whereby each share of Exchange Stock shall be redeemable at $5.00 by the Company at such time that the Company (i) reports sales revenue of no less than $12,000,000 for any consecutive twelve (12) month period, (ii) reports earnings before interest, taxes, depreciation and amortization (EBITDA) of no less than $1,000,000 in any quarterly or annual report filed with the Securities Exchange Commission (the “SEC”), or (iii) achieves a current ratio (current assets divided by current liabilities) of 2.0 or greater as calculated based on any quarterly or annual report filed with the SEC; and a (b) Conversion Right, whereby each share of Exchange Stock shall be convertible by the holder into 500 shares of Common Stock, or back into their original amount of shares, upon (i) the Company filing a voluntary petition in bankruptcy, is adjudged bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, or (ii) Richard Kamolvathin, our current Chief Executive Officer resigns all of his positions from the Company and ceases to provide any services to us.

We plan to file the Certificate of Designation establishing the rights, preferences and privileges of the Series A Preferred Stock with the Nevada Secretary of State promptly after the effective date of this information statement and the establishment of the class of Preferred Stock.

Undesignated Shares of our Preferred Stock

Provisions in a Company’s Articles of Incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions because they give a Board of Directors the flexibility, at any time or from time to time, without further stockholder approval (except as may be required by applicable laws, regulatory authorities, or the rules of any stock exchange on which the Company’s securities are then listed), to create one or more series of preferred stock and to determine by resolution the terms of each such series.  The authority of the Board of Directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, (e) the voting rights, if any, which may be full, special, conditional, or limited, (f) whether the shares will be convertible or exchangeable into securities of the Company, and the rates thereof, if any, (g) any limitations on the payment of dividends on the common stock while any series is outstanding, (h) any other provisions that are not inconsistent with the Articles of Incorporation, and (i) any other preference, limitations, or rights that are permitted by law.

The Board believes that authorization of the Preferred Stock in the manner proposed is in the best interests of the Company and its stockholders.  Authorization of the Preferred Stock will provide the Company with greater flexibility in meeting future capital requirements by creating series of Preferred Stock customized to meet the needs of particular transactions at then prevailing market conditions.  Series of Preferred Stock would also be available for issuance from time to time for any other proper corporate purposes, including in connection with strategic alliances, joint ventures, or acquisitions.

The Board believes that the flexibility to issue Preferred Stock can enhance the Board’s arm’s-length bargaining capability on behalf of the Company’s stockholders in a takeover situation.  However, under some circumstances, the ability to designate the rights of, and issue, Preferred Stock could be used by the Board to make a change in control of the Company more difficult.  See “Potential Anti-Takeover Effects.”

The rights of the holders of the Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future.  To the extent that dividends will be payable on any issued shares of Preferred Stock, the result would be to reduce the amount otherwise available for payment of dividends on outstanding shares of Common Stock and there might be restrictions placed on the Company’s ability to declare dividends on the Common Stock or to repurchase shares of Common Stock.  The issuance of Preferred Stock having voting rights would dilute the voting power of the holders of Common Stock.  To the extent that Preferred Stock is made convertible into shares of Common Stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of Common Stock.  In addition, holders of Preferred Stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of the Company, thereby diminishing the rights of the holders of Common Stock to distribution of the Company’s assets.  Shares of Preferred Stock of any series would not entitle the holder to any pre-emptive right to purchase or subscribe for any shares of that or any other class.

Potential Anti-Takeover Effects

As referenced earlier, the authorization of the Preferred Stock could have the effect of making it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control.  Shares of the Preferred Stock may also be sold to third parties that indicate that they would support the Board of Directors in opposing a hostile takeover bid.  The availability of the Preferred Stock could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company’s stockholders.  Although the authorization of the Preferred Stock would also afford us greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids, we do not intend to use the Preferred Stock in this manner.  The Board of Directors may issue Preferred Stock for capital-raising activities, acquisitions, joint ventures or other corporate purposes that have the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the Board of Directors were to issue additional common stock for such purposes.

While the issuance of Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Preferred Stock outweighs any disadvantages.  To the extent that the authorization of the Preferred Stock may have anti-takeover effects, the Preferred Stock may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.  The Board of Directors believes that as structured the Preferred Stock is in the best interests of the Company and its stockholders because it is consistent with sound corporate governance principles and provides flexibility for future capital-raising transactions, acquisitions and joint ventures.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the amendment to our Articles of Incorporation, and we will not independently provide our stockholders with any such right.

Other Information

No person who currently is or was a director or executive officer of the Company in the year ended December 31, 2016 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK.

PROPOSAL NO. 2

APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

The holders of shares representing a majority of our outstanding voting stock have given their written consent to approve and adopt the 2017 Plan. On February 3, 2017, the Company’s Board of Directors approved the 2017 Plan.  In addition to awards of options to purchase Company common stock, the 2017 Plan, allows the Board of Directors to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights.  In addition, the Board of Directors believes that it is in the best interests of the Company that 12,000,000 shares be reserved under the 2017 Plan.  The Board of Directors believes that an equity incentive plan is important to provide a mechanism to offer executives, employees, and other persons providing services to the Company the ability to participate in the long-term growth of the Company.

General

The Company’s 2017 Plan (the “2017 Plan) has been approved and adopted by the Board and the stockholders of the Company in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.  The 2017 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests.  In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  We believe that the adoption of the 2017 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

There are currently no plans, arrangements, commitments or understandings for the issuance of equity based incentives pursuant to the 2017 Plan.

The 2017 Plan authorizes the issuance of 12,000,000 shares of Common Stock. The following is a brief summary of the 2017 Plan.  This summary is qualified in its entirety by reference to the text of the 2017 Plan, a copy of which is attached as Exhibit B to this information statement.

Summary of the 2017 Plan

The principal provisions of the 2017 Plan are summarized below.  This summary is not a complete description of all of the 2017 Plan’s provisions, and is qualified in its entirety by reference to the 2017 Plan which is attached to this information statement as Exhibit B.  Capitalized terms in this summary not defined in this information statement have the meanings set forth in the 2017 Plan.

Purpose and Eligible Participants.  The purpose of the 2017 Plan is to attract, retain and reward high-quality executive, employees and other persons who provide services to the Company and or its affiliates and subsidiaries, by enabling these persons to acquire a proprietary interest in the Company.

Types of Awards.  The 2017 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Compensation Committee of the Board (the “Committee”):

Options.  Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Committee or the applicable employment agreement, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year.  The exercise price of each Option shall be determined by the Committee, provided that such price will not be less than the fair market value of a share on the date of the grant of the ISO.  The term for the Options may be set by the Committee but in no event shall the term exceed ten (10) years from the date of grant.  Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights.  Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price or grant price.  The grant price of a stock appreciation right and all other terms and conditions will be established by the Committee in its sole discretion or as set forth in the applicable Award agreement.  The term of a stock appreciation right will be set by the Committee but in no event will the term exceed ten (10) years from the date of grant.

Restricted Stock Awards.  Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture.  Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.  Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Units.  Restricted stock units consist of a right to receive shares in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.  Each such grant or sale may be made without additional consideration or in consideration of a payment by a Participant that is less than the Fair Market Value at the date of grant.  Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards.  Performance awards are earned upon achievement of performance objectives during a performance period established by the Committee.  Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Number of Shares.  The maximum number of shares of Common Stock with respect to which Awards of any and all types may be granted during a calendar year to any Participant shall be limited, in the aggregate, to the number of Common Stock equal to 12,000,000 shares (subject to adjustment in accordance with the provisions of Section 13(d) of the 2017 Plan).  The number of shares of Common Stock available to grant for Awards will increase proportionally any time additional shares of Common Stock are issued by the Company as long as the Plan is in effect.

Administration.  Subject to the terms of the 2017 Plan, the Committee, or if none, the Board, shall have full and final authority, in each case subject to and consistent with the provisions of the 2017 Plan, to: interpret the provisions of the 2017 Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the 2017 Plan; construe and interpret the 2017 Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2017 Plan.  Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the 2017 Plan contemplates that the Board may take may be taken by the Committee in its stead.

Amendments.  The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the 2017 Plan or the Committee’s authority to grant Awards under the 2017 Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the 2017 Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award.  Except as otherwise provided in the 2017 Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the 2017 Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

Term.  The Committee may grant awards pursuant to the 2017 Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the 2017 Plan after [___________], 2026.

Change of Control.  Notwithstanding any provision of the 2017 Plan to the contrary and unless otherwise provided in the applicable Award agreement, in the event of any Change of Control:

(1)

Any Option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such Option without regard to any Termination of Employment, subject to certain exceptions;

(2)

Any SARs outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee;

(3)

Any restrictions and other conditions applicable to any Restricted Stock or Restricted Stock Units held by the Participant will lapse and such Restricted Stock or Restricted Stock Units will become fully vested as of the date of the Change of Control;

(4)

Any Performance Shares or Performance Units held by the Participant relating to Performance Periods before the Performance Period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash; and

(5)

Any Other Stock-Based Awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are Awards of Restricted Shares and RSUs, as described in Section 13(a)(3) of the 2017 Plan.

Payment.  Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose.  The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish.  It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents.

Transfer Restrictions.  No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

New Plan Benefits.  The amount of future awards will be determined by the Committee.  The 2017 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards.  As a result, the Company cannot determine the awards that will be made under the 2017 Plan or that would have been made in the past if the 2017 Plan had been in place.

Federal Income Tax Matters

Options.  Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2017 Plan.  Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss.  The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2017 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code.  Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company.  The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option.  This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.  A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards.  A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment.  The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.  Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN.  IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Other Information

Other than as a result of their right to participate in the 2017 Plan, no person who currently is or was a director or executive officer of the Company in the year ended December 31, 2016 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The approval and adoption of the Articles Amendment and the 2017 Plan as described in this information statement requires stockholder approval in order to be effective.  Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the Articles Amendment and approval of the 2017 Plan, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities.  Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the adoption of the Articles in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered.

You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (605) 836-3100.  If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.  No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this information statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company.  These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act and file reports required under the Exchange Act with the SEC.  Such reports may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC  20549.  Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549.  The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this information statement which describes the purpose and effect of the Articles Amendment and a summary of the 2017 Plan.  Your consent to the approval and adoption of the Articles Amendment and the 2017 Plan is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this information statement is accurate or complete.  Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

EXHIBIT A

AMENDED ARTICLES OF INCORPORATION

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GroGenesis, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Fourth: The total number of stock authorized that may be issued by the corporation is two hundred ten million (210,000,000), consisting of two hundred million (200,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share, and ten million (10,000,000) shares of preferred stock with a par value of one dollar ($1.00). Said preferred stock may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion. Said common stock and preferred stock may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______________

4. Effective date and time of filing: (optional)         Date: __________     Time: ________

                                                                               (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

_________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

EXHIBIT B

2017 EQUITY INCENTIVE PLAN

GROGENESIS, INC.

2017 EQUITY INCENTIVE PLAN

1.

Purpose.  The purpose of this GroGenesis, Inc. 2017 Equity Incentive Plan (the “Plan”) is to assist GroGenesis, Inc., a Nevada corporation (the “Company”), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its Affiliates and Subsidiaries, by enabling these persons to acquire or increase a proprietary interest in the Company.

2.

Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)

“Affiliate” means an entity which is not a Subsidiary, but in which the Company has an equity interest, provided, however, that no entity will be considered an Affiliate for purposes of an Award of Nonqualified Stock Options or SARs to an employee or director of, or consultant to, the entity unless the Stock would be considered “service recipient stock” within the meaning of Code Section 409A, in the context of such an Award.

(b)

“Award” means an award under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan.

(c)

“Beneficiary” means the person(s), trust(s) or estate who or which by designation of the Participant in his or her most recent written beneficiary designation filed with the Company or by operation of law succeeds to the rights and obligations of the Participant under the Plan and Award agreement upon such Participant’s death.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Cause” means, unless otherwise defined in an Award agreement or in an Employment Agreement:

(1)

the commission by the Participant of (A) a felony or (B) any serious crime involving fraud, dishonesty or breach of trust;

(2)

gross negligence or intentional misconduct by the Participant with respect to the Company or any affiliate thereof or in the performance of his duties to the Company or any affiliate thereof;

(3)

failure to follow a reasonable, lawful and specific direction of the President and CEO of the Company;

(4)

failure by the Participant to cooperate in any corporate investigation, or

(5)

breach by the Participant of any material provision of an employment agreement entered into between the Company or its subsidiaries and the Participant, which breach is not corrected by the Participant within ten (10) calendar days after receipt by the Participant of written notice from the Company or Affiliate of such breach.

For purposes of this definition, no act or failure to act by the Participant shall be considered “intentional” unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company or Affiliate.

(f)

“Change of Control” means the happening of any of the following events:

(1)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (3) of this Section 2(f); or

(2)

Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3)

Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless, in each case following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation Company except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4)

Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition: (i) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

2

(ii) less than 25% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such Company), except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

(g)

“Change of Control Price” means the greater of (A) the highest Fair Market Value of a share of Stock during the 60-day period ending on the date of the Change of Control, and (B) the highest price per share of Stock paid to holders of Stock in any transaction (or series of transactions) constituting or resulting from the Change of Control, provided, however, that, in the case of ISOs, unless the Committee otherwise provides, such price will be based only on transactions occurring on the date on which the ISOs are cashed out.

(h)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)

“Commission” means the Securities and Exchange Commission or any successor agency.

(j)

“Committee” means the Compensation Committee of the Board, if formed, and in the absence of one, shall mean the Board or its delegate.

(k)

“Common Stock” or “Stock” means the Common Stock of the Company, and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 13(d) hereof.

(l)

“Company” means GroGenesis, Inc. or any successor thereto.

(m)

“Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to such entity, and any natural person, including an advisor, who is engaged by the Company or any Subsidiary, to render bona fide consulting or advisory services to such entity and who is compensated for the services.

(n)

“Director” means a member of the Board.

(o)

“Disability” or “Disabled” means the absence of the Participant from the Participant’s duties with the Company on a full time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Participant or the Participant’s legal representative.

(p)

“Effective Date” means [____________], 2017.

(q)

“Eligible Employee” means such employees of the Company and its Subsidiaries or Affiliates, including each Executive Officer and employees who may also be directors of the Company, that are selected by the Committee, in its sole discretion, from time to time to receive an Award under the Plan.  An employee on leave of absence may be considered as still in the employ of the Company, Subsidiary or Affiliate for purposes of eligibility for participation in the Plan.

(r)

“Employment Agreement” means, with respect to any Participant, any written agreement executed by the Participant and the Company, Subsidiary or Affiliate setting forth the specific terms and conditions of the Participant’s employment with the Company, Subsidiary or Affiliate.

(s)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)

“Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

3

(u)

“Fair Market Value” means, on any date, the average of the opening and closing sales prices of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported.  In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that Awards of Nonqualified Stock Options or SARs granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(v)

“Good Reason” means the Termination of Employment by the Participant for any of the following reasons, the occurrence of which has been properly noticed in writing and such “Good Reason” event has not been cured within ten (10) business days after Participant’s receipt of such written notice:

(1)

failure to obtain an assumption of the Company’s, Subsidiary’s or Affiliate’s obligations under the Participant’s Employment Agreement by any successor to the Company, Subsidiary or Affiliate (as applicable), regardless of whether such entity becomes a successor as a result of a merger, consolidation, sale of assets, or other form of reorganization, except when the rights and obligations of the Company, Subsidiary or Affiliate under such Employment Agreement are vested in the successor by operation of law;

(2)

involuntary relocation of the Participant’s primary office as specified in the applicable Award agreement to a location more than fifty (50) miles from the location of that office; and

(3)

material reduction of the Participant’s duties in effect on the effective date of the Participant’s most current Employment Agreement, provided, however that a change in title or reporting line will not constitute Good Reason unless such change is coupled with a material reduction in the actual duties of the Participant.

(w)

“Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

(x)

“Management Objectives” means the measurable performance objective(s) for the Company or any Subsidiary, Affiliate or any unit, division, geographic region, or function thereof or any individual that may be established by the Committee for a Performance Period with respect to any performance-based Awards made under the Plan, including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.  Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Affiliate, Subsidiary, division, department, geographic region or function within the Company in which the Participant is employed.  The Management Objectives for Awards that are intended to constitute “performance-based” compensation within the meaning of Section 162(m) of the Code will be based on one or more of the following criteria: earnings per share; total shareholder return; operating income; net income; cash flow; free cash flow; return on equity; return on capital; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); stock price; debt-to-capital ratio; stockholders’ equity per share; operating income as a percent of revenue; gross profit as a percent of revenue; selling, general and administrative expenses as a percent of revenue; operating cash flow; pre-tax profit; orders; revenue; customer value; or any of the foregoing criteria adjusted in a manner prescribed within the time permitted under Section 162(m) of the Code by the Committee (i) to exclude one or more specified components of the calculation thereof or (ii) to include one or more other specified items, including, but not limited to, exclusions under subsection (i) or inclusions under subsection (ii) designed to reflect changes during the Performance Period in generally accepted accounting principles or in tax rates, currency fluctuations, the effects of acquisitions or dispositions of a business or investments in whole or in part, extraordinary or nonrecurring items, the gain or loss from claims or litigation and related insurance recoveries, the effects of impairment of tangible or intangible assets, or the effects of restructuring or reductions in force or other business recharacterization activities, income or expense related to defined benefit or defined contribution pension plans, uninsured losses from natural catastrophes or political and legal developments affecting the Company’s business (including losses as a result of war, terrorism, confiscation, expropriation, seizure, new regulatory requirements, business interruption or similar events).

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(y)

“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(z)

“Option” means a right, granted to a Participant under Section 7 hereof, to purchase Common Stock at a specified price during specified time periods.

(aa)

“Other Stock-Based Award” means an Award made pursuant to Section 12.

(bb)

“Participant” means an Eligible Employee, Director or Consultant who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Employee, Director or Consultant.

(cc)

“Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established by the Committee pursuant to Section 11 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(dd)

“Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 11 of this Plan.

(ee)

“Performance Unit” means a bookkeeping entry that records a unit awarded pursuant to Section 11 of this Plan that has a value specified in the agreement evidencing the Award.

(ff)

“Plan” means GroGenesis, Inc. 2017 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

(gg)

“Restricted Stock” means Common Stock awarded to a Participant in accordance with the provisions of Section 9 of the Plan.

(hh)

“Restricted Stock Units” or “RSUs” means an Award made pursuant to Section 10 of this Plan of the right to receive shares of Common Stock at the end of a specified Restriction Period.

(ii)

“Spread Value” means, with respect to a share of Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award’s exercise or grant price, if any.

(jj)

“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.

(kk)

“Subsidiary” shall have the meaning set forth in Code Section 424(f).

(ll)

“Termination of Employment” means the voluntary or involuntary termination of a Participant’s employment with the Company or a Subsidiary or Affiliate for any reason, including death, Disability, or retirement.  With respect to an Eligible Employee who is such solely by virtue of his service on the Board, “Termination of Employment” means the Eligible Employee’s cessation of service on the Board.  The Committee, in its sole discretion, shall determine whether a Termination of Employment is a result of Disability, and shall determine whether military or other government or eleemosynary service constitutes a Termination of Employment.  To the extent necessary, “Termination of Employment” will be limited to those circumstances that constitute a “separation from service” within the meaning of Section 409A of the Code.

(mm)

“Valuation Date” means each day on which the exchange on which the Common stock is actively traded is open for business.

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3.

Administration.

(a)

Authority of the Committee.  The Plan shall be administered by the Committee.  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to: interpret the provisions of the Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan contemplates that the Board may take may be taken by the Committee in its stead.

(b)

Manner of Exercise of Committee Authority.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, Subsidiaries, Participants, Beneficiaries, transferees under Section 13(c) hereof or other persons claiming rights from or through a Participant, and shareholders.  The Committee shall exercise its authority only by a majority vote of its members at a meeting or without a meeting by a writing signed by a majority of its members.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company, Affiliates or Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions to the extent permitted under applicable law.  The Committee may appoint agents to assist it in administering the Plan.

(c)

Limitation of Liability.  The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any Executive Officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.

Stock Subject to Plan.

(a)

Overall Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 13(d) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan shall be 12,000,000 shares, provided, however, that the total number of shares of Common Stock with respect to which ISOs may be granted shall not exceed 12,000,000 shares.  If any Awards are forfeited, cancelled, terminated, exchanged, or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Common Stock to the Participant, any Common Stock counted against the number of Common Stock reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

(b)

Application of Limitation to Grants of Awards.  No Award may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available under the Plan minus the number of shares of Common Stock issuable in settlement of or relating to then-outstanding Options.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5.

Eligibility.  Awards may be granted under the Plan to Eligible Employees, Directors and Consultants.

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6.

Awards - General Terms and Limitations.

(a)

Awards Granted at Fair Market Value.  The exercise price of an Option and the grant price of a SAR may not be less than 100% of the Fair Market Value on the date of grant.  In addition, to the extent that the value of an Other Stock-Based Award is based on Spread Value, the grant price for the Other Stock-Based Award may not be less than 100% of the Fair Market Value on the date of grant.  Notwithstanding the foregoing, in connection with any reorganization, merger, consolidation or similar transaction in which the Company or any Subsidiary or Affiliate of the Company is a surviving corporation, the Committee may grant Options, SARs or Other Stock-Based Awards in substitution for similar awards granted under a plan of another party to the transaction, and in such case the exercise price or grant price of the substituted Options, SARs or Other Stock-Based Awards granted by the Company may equal or exceed 100% of the Fair Market Value on the date of grant reduced by any unrealized gain existing as of the date of the transaction in the option, stock appreciation right or other award being replaced, with the adjusted exercise price determined in accordance with the requirements of Section 409A of the Code (in the case of a Nonqualified Stock Option) or Section 425 of the Code (in the case of an Incentive Stock Option).

(b)

Annual Award Limitation.  The total number of Restricted Stock, RSUs and other shares of Stock subject to or underlying Options, SARs, Performance Shares, Performance Units and Other Stock-Based Awards awarded to any Participant during any year may not exceed the maximum amount of shares authorized pursuant to the Plan.  A Performance Share or Performance Unit paid to a Participant with respect to any Performance Period may not exceed $1,000,000 times the number of years in the Performance Period.

(c)

Performance-Based Awards.  In the discretion of the Committee, any Award granted pursuant to the Plan may be designated as a performance-based award intended to qualify, through the application of Management Objectives over a specified Performance Period, as “performance-based compensation” within the meaning, and in accordance with the provisions, of Code Section 162(m).

7.

Terms of Options.

(a)

General.  Options may be granted on the terms and conditions set forth in this Section 7.  In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her Option.  Options granted under the Plan will be in the form of Incentive Stock Options or Nonqualified Stock Options.  The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan.

(b)

Specific Terms of Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(1)

Exercise Price.  The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(2)

Vesting.  Each Participant shall acquire a nonforfeitable right to Options awarded to him in accordance with the provisions of the agreement evidencing the Award of the Options.

(3)

Time and Method of Exercise.  The Committee shall determine, at the date of grant or thereafter, the time(s) at which or the circumstances under which an Option may be exercised in whole or in part (including based on completion of future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Common Stock held for more than six months, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to Participants.  The specific circumstances under which a Participant may exercise an Option will be set forth in the agreement evidencing the Award of the Option to the Participant.

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(4)

ISOs.  Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of grant, that the Option is an ISO under Section 422 of the Code.  ISOs may be granted only to those Eligible Employees who are entitled to acquire incentive stock options from the Company under Code Section 422. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.  If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (1) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (2) all other provisions of the Plan and the Award agreement shall remain in full force and effect.  An Option granted under the Plan will be an ISO only if the agreement evidencing the award of the Option specifically states that the Option is to be an ISO; if the Agreement does not so state, the Option will be a Nonqualified Stock Option.  In addition, an Option may be an ISO only if it is awarded within ten years after the Effective Date.

(5)

Term of Options.  Options will terminate after the first to occur of the following:

(i)

Expiration of the Option as provided in the applicable Award agreement as determined by the Committee;

(ii)

Termination of the Option Award, as provided for in Section 7(b)(7), following the Participant’s Termination of Employment; or

(iii)

Ten years from the date of grant.

(6)

Acceleration/Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Option prior to the time such Option would otherwise vest under the terms of the applicable Award agreement.  In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted under the Plan to be exercised after its termination date described in Section 7(b)(7), but in no event later than the last day of the term of the Option as set forth in the applicable Award agreement.  Notwithstanding the foregoing, the Committee will not extend the exercise period of any Option to the extent that the extension would cause the Option to be considered nonqualified deferred compensation subject to the provisions of Section 409A.

(7)

Exercise of Options Upon Termination of Employment, Death or Disability.  Except as otherwise provided in this Section 7(b)(7) or in Section 7(b)(6), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise Options shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the Options were vested in whole or in part on the date of Termination of Employment.

(i)

Termination of Employment.  Any Option or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the Option shall expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement.  Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any Option or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

8

(ii)

Disability or Death of Participant.  In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any Option or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution (after which period the Option will expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement, and provided that an exercise of an Incentive Stock Option later than three months after the date of the Participant’s death shall be treated as the exercise of a Nonqualified Stock Option.

8.

Terms of Stock Appreciation Rights.

(a)

General.  A SAR represents the right to receive a payment, in cash, shares of Stock or both (as determined by the Committee), equal to the Spread Value on the date the SAR is exercised.  The grant price of a SAR and all other applicable terms and conditions will be established by the Committee in its sole discretion and will be set forth in the applicable Award agreement.  Subject to the terms of the applicable Award agreement, a SAR will be exercisable, in whole or in part, by giving written notice of exercise to the Company, but in no event will a SAR be exercisable later than the tenth anniversary of the date on which it was granted.

(b)

Specific Terms of SARs.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(1)

Term of SARs.  SARs will terminate after the first to occur of the following:

(i)

Expiration of the SAR as provided in the applicable Award agreement as determined by the Committee;

(ii)

Termination of the SAR Award, as provided for in Section 8(b)(2), following the Participant’s Termination of Employment; or

(iii)

Ten years from the date of grant.

(2)

Exercise of Stock Appreciation Rights Upon Termination of Employment, Death or Disability.  Except as otherwise provided in this Section 8(b)(2), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise the SAR shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the SAR was vested in whole or in part on the date of Termination of Employment.

(i)

Termination of Employment.  Any SAR or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any SAR or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the SAR shall expire), but in no event may the SAR be exercised after its expiration under the terms of the Award agreement.  Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any SAR or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

9

(ii)

(ii)

Disability or Death of Participant.  In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any SAR or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any SAR or portion thereof that is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the SAR shall pass by will or the laws of descent and distribution (after which period the SAR will expire), but in no event may the SAR be exercised after is expiration under the terms of the Award agreement.

9.

Terms of Restricted Stock Awards.

(a)

General.  Shares of Restricted Stock may be granted on the terms and conditions set forth in this Section 9.  In addition, the Committee may impose on any Award of Restricted Stock, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of shares of Restricted Stock in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her shares of Restricted Stock.  The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award of shares of Restricted Stock that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant of any shares of Restricted Stock.

(b)

Vesting.  Each Participant shall acquire a nonforfeitable right to shares of Restricted Stock awarded to him in accordance with the provisions of the agreement evidencing the Award of the Restricted Stock.

(c)

Ownership Rights.  Subject to the terms of the Plan, to divestment based on the forfeiture restrictions applying to an Award of Restricted Stock and to the other terms of the Award agreement, (i) Restricted Stock granted pursuant to an Award shall for all purposes be issued and outstanding shares of Common Stock, and (ii) the Participant shall be the record owner of the Restricted Stock granted by the Award, shall have the right to vote the Restricted Stock as Common Stock on any matter upon which holders of Common Stock are entitled to vote, and shall be entitled to dividends and distributions on the Restricted Stock which are payable with respect to outstanding shares of Common Stock.

10.

Terms of Restricted Stock Units.

(a)

Agreement to Grant Stock.  Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.

(b)

Exercise Price.  Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value at the date of grant.

(c)

Restrictions.  Each such grant or sale shall be subject to such forfeiture and other restrictions as may be determined by the Board at the date of grant, and may provide for the lapse or other modification of such restrictions in the event of a Change of Control.

(d)

Voting and Dividend Rights.  While and to the extent that forfeiture restrictions apply to an Award, the Participant shall have no right to transfer any rights under his or her Award and shall have no rights of ownership in the Restricted Stock Units and shall have no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on the shares underlying such units on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock, or in other rights or property.

10

11.

Performance Shares and Performance Units.

(a)

Agreement to Grant Units.  Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

(b)

Performance Periods.  The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time commencing with the date of grant as shall be determined by the Board on the date of grant.

(c)

Specification of Performance Goals.  Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.  The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)

Time and Form of Payment.  Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned.  Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e)

Limitations on Awards.  Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.  Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the date of grant.

(f)

Dividend Equivalents.  The Board may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock or in other rights or property.

12.

Other Stock-Based Awards.

Other Stock-Based Awards.  The Committee may grant Awards, other than Options, SARs, Restricted Stock, RSUs, Performance Shares or Performance Units, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to Stock.  The purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this Section 12 and all other terms and conditions applicable to the awards will be determined by the Committee in its sole discretion and will be set forth in the applicable Award agreement.

13.

General Provisions.

(a)

Change of Control.  Notwithstanding any provision of the Plan to the contrary and unless otherwise provided in the applicable Award agreement, in the event of any Change of Control:

(1)

Any Option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such Option without regard to any Termination of Employment, subject only to (A) applicable restrictions set forth in Section 13(b) and (c) hereof and (B) the Board’s right to cancel all Options and, if an Option in the Board’s judgment has value based on its exercise price, provide for a payment of the aggregate spread in the cancelled Options.  In addition, a Participant who is an Executive Officer of the Company and whose employment is involuntarily terminated by the Company within 60 days after a Change of Control will be permitted to surrender for cancellation within 60 days after the Change of Control any Option or portion of an Option to the extent not exercised and to receive a payment of shares of Stock having an aggregate Fair Market Value on the date the Participant surrenders the Option equal to the excess, if any, of (A) the Change of Control Price, over (B) the exercise price of the Option.

11

The provisions of this Section 13(a)(1) will not be applicable to any Options granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(2)

Any SARs outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee.  The provisions of this Section 13(a)(2) will not be applicable to any SARs granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(3)

Any restrictions and other conditions applicable to any Restricted Stock or Restricted Stock Units held by the Participant will lapse and such Restricted Stock or Restricted Stock Units will become fully vested as of the date of the Change of Control;

(4)

Any Performance Shares or Performance Units held by the Participant relating to Performance Periods before the Performance Period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash.  In addition, any Performance Shares or Performance Units awarded to a Participant for a Performance Period that has not been completed at the time of the Change of Control will be deemed satisfied at the target level for the Performance Period, and payment with respect to the Performance Shares or Performance Units will be made in cash upon the Change of Control.  Notwithstanding the foregoing, if the Committee in its sole discretion determines that any Performance Shares or Performance Units awarded would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Performance Shares or Performance Units will be determined as described above in Section 13(a)(4), but payment with respect to such Performance Shares or Performance Units will be made on the date originally scheduled for payment or, if earlier, upon the Participant’s Termination of Employment; and

(5)

Any Other Stock-Based Awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are Awards of Restricted Shares and RSUs, as described in Section 13(a)(3) above.  Other Stock-Based Awards that vest on the basis of satisfaction of performance criteria will be treated in connection with a Change of Control in the same manner as are Performance Shares and Performance Units, as described in Section 13(a)(4) above, except that payment will be made only in shares of Stock.  Notwithstanding the foregoing, if the committee in its sole discretion determines that any Other Stock-Based Award would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Other Stock-Based Award will be determined as described above in this Section 13(a)(5), but payment with respect to such Other Stock-Based Award will be made on the date originally scheduled for payment, or, if earlier, upon the Participant’s Termination of Employment.

(b)

Compliance with Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company may in the future be listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

12

(c)

Limits on Transferability; Beneficiaries.  No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(d)

Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), capital contribution, recapitalization, forward or reverse split, reorganization, merger, acquisition, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (2)  the number and kind of shares of Common Stock subject to or deliverable in respect of Awards and (3) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award.  In addition, the Committee is authorized to make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Committee deems equitable in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, Subsidiary or any business unit, or the financial statements of the Company or Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(e)

Payments and Payment Deferrals.  Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose.  The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish.  It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents.  Notwithstanding the foregoing, no action will be taken or authorized pursuant to this Section 13(e) to the extent that it would violate the requirements of Section 409A of the Code or cause any Award of Options or SARs to be considered to provide for the deferral of compensation within the meaning of Section 409A of the Code.

The Committee may require that each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof.  The certificates for such shares may include any legend that the committee deems appropriate to reflect any restrictions on transfer.  All certificates for shares of Stock or other securities delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(f)

Award Agreements.  Each Award under the Plan will be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee or otherwise provided under the Plan) that sets forth the terms, conditions and limitations for each Award.  Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event of the recipient’s Termination of Employment.  The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an outstanding Award without the Award recipient’s consent.

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(g)

Foreign Employees.  In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.  No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

(h)

Taxes.  The Company and any Affiliate or Subsidiary is authorized to withhold from any payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (not to exceed the minimum statutorily required tax withholding), either on a mandatory or elective basis in the discretion of the Committee.

(i)

Changes to the Plan and Awards.  The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award.  Except as otherwise provided in the Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

(j)

Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Employee’s or Participant’s employment or service at any time, (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Option or an Award of Restricted Stock.  To the extent that an employee of a Subsidiary or Affiliate receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

(k)

Provisions Held Invalid or Unenforceable.  If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be enforced and construed as if such provision had not been included.

(l)

Nonexclusivity of the Plan.  The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other compensation and incentive arrangements for employees, agents and brokers of the Company and its subsidiaries as it may deem desirable.

(m)

Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of a share of Common Stock, Option or SAR with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.

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(n)

Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Nevada law, without giving effect to principles of conflicts of laws, and applicable federal law.

(o)

Plan Effective Date.  The Plan has been adopted by the Board and the shareholders of the Company as of the Effective Date.

(p)

Last Grant Date.  No Award may be granted under the Plan after [_____________], 2026.

(q)

Unfunded Status of Plan.  It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation.  The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; however, unless the Committee otherwise determines, the structure of such trusts or other arrangements must be consistent with the “unfunded” status of the Plan.

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